                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MortgageIT Holdings, Inc.
New York, New York

We hereby consent to the incorporation by reference in this Registration
Statement of our report dated March 28, 2005, relating to the consolidated financial statements of MortgageIT Holdings, Inc. and Subsidiaries appearing in the Registration Statement on Form S-11 (File No. 333-125556).

/s/ BDO SEIDMAN, LLP

BDO Seidman, LLP
New York, New York

June 29, 2005